                                                                    EXHIBIT 10.3




                                 AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

                  AMENDMENT NO. 2 TO CREDIT AGREEMENT ("AMENDMENT") dated as of May 10, 1999, among FLORISTS' TRANSWORLD DELIVERY, INC., a Michigan corporation (the "BORROWER"), FTD Corporation, the institutions listed on the signature pages hereof as Lenders (the "LENDERS"), and THE FIRST NATIONAL BANK OF CHICAGO in its capacity as contractual representative for itself and the other Lenders (the "AGENT") under that certain Credit Agreement dated as of November 20, 1997, as amended, by and among the Borrower, the Lenders and the Agent (the "CREDIT AGREEMENT"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                  WHEREAS, the Borrower, the Lenders and the Agent have entered the Credit Agreement; and

                  WHEREAS, Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent agree as follows:

                  1. Amendment to the Credit Agreement. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

                  a) Section 1.1 is hereby amended to insert alphabetically therein the following definition:

                  "FTD.COM INC." means ftd.com inc., a Delaware corporation, together with its successors and assigns.

                  b) Section 1.1 is hereby amended to delete the period at the end of the first sentence contained in the definition of "SUBSIDIARY" therefrom and to substitute the following therefor: "; provided, however, that unless otherwise expressly indicated, ftd.com inc. shall not constitute a Subsidiary of the Borrower for purposes of the Agreement.

                  c) Section 6.5(b) is hereby amended to delete therefrom the word "Subsidiaries" and substitute therefor the phrase "Subsidiaries, including ftd.com inc.,".
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                  d) Section 6.8 is hereby amended to delete each occurrence of the phrases "its Subsidiaries", "each Subsidiary" and "each of the Borrower's Subsidiaries" therefrom and substitute therefor "its Subsidiaries, including ftd.com inc.,", "each Subsidiary, including ftd.com inc.," and "each of the Borrower's Subsidiaries, including ftd.com inc.," respectively.

                  e) Article VII is hereby amended to insert alphabetically the following Section 7.3(Q):

                  "(Q) Equity Interests in ftd.com inc. The Borrower shall not own less than fifty-one percent (51%) of the Equity Interests of ftd.com inc."

                  f) Section 7.1(A)(i) is hereby amended and restated as follows:

                  "(i) Quarterly Reports. As soon as practicable, and in any event within fifty (50) days after the end of each of the first three fiscal quarters in each fiscal year, the consolidated balance sheet of Holdings and its Subsidiaries and the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries, including ftd.com inc., each as at the end of such period and the related consolidated statements of income and cash flows of (i) the Borrower and its Subsidiaries and (ii) the Borrower and its Subsidiaries, including ftd.com inc., each for each such fiscal quarters and for the period from the beginning of the then current fiscal year to the end of such fiscal quarters, certified by the chief financial officer of the Borrower on behalf of the Borrower as fairly presenting the consolidated financial position of (i) the Borrower and its Subsidiaries and (ii) the Borrower and its Subsidiaries, including ftd.com inc., as applicable, each as at the dates indicated and the results of their operations and cash flows for the periods indicated in accordance with Agreement Accounting Principles, subject to normal year end adjustments."

                  g) Section 7.1(A)(ii) is hereby amended to delete clause (a) therefrom and substitute the following clause (a) therefor:

                  "(a) the consolidated balance sheet of Holdings and its Subsidiaries and the consolidated and consolidating balance sheets of the Borrower and its Subsidiaries, including ftd.com inc., each as at the end of such fiscal year and the related consolidated statements of income, stockholders' equity and cash flows of (i) the Borrower and its Subsidiaries and (ii) the Borrower and its Subsidiaries, including ftd.com inc., each for such fiscal year, and in comparative form the corresponding figures for the previous fiscal year along with schedules in form and substance sufficient to calculate the financial covenants set forth in Section 7.4, and"

                  h) Section 7.2(J) is hereby amended to delete therefrom the period at the end of clause (iii) therein and substitute therefor the following:

                  "and (iv) make loans to ftd.com inc. for working capital purposes under the terms of a promissory note in form and substance satisfactory to the Agent, which loans in the aggregate shall not exceed $5,000,000 and shall constitute an Investment for purposes of Section 7.3(D)(xiii)."

                  i) Section 7.3(B)(iv) is hereby amended and restated as follows:

                  "(iv) the sale or issuance of any of the Capital Stock of a Subsidiary of the Borrower, including ftd.com inc., to the Borrower or the Borrower's Subsidiaries which have executed and delivered a guaranty and security agreement satisfactory in form and substance to the Agent; provided, however, that ftd.com inc. shall not be required to execute such a guaranty or security agreement;"

                  j) Section 7.3(B)(vi) is hereby amended and restated as follows:

                  "(vi) licenses or sublicenses of intellectual property and general intangibles and licenses, leases or subleases or other property in the ordinary course of business which do not materially interfere with the Borrower's business, including, without limitation, those trademarks licensed under the terms of a trademark license agreement between the Borrower and ftd.com inc. dated as of a date no later than June 1, 1999;"

                  k) Section 7.3(B)(x) is hereby amended and restated as follows:

                  "(x) sale or other disposition of assets to a Subsidiary, including ftd.com inc., that has executed and delivered a guaranty and security agreement satisfactory in form and substance to the Agent; provided, however, that the Borrower may engage in a one-time sale or other disposition of assets to ftd.com inc. without ftd.com inc. having executed such a guaranty or security agreement, so long as such sale or disposition occurs prior to June 1, 1999 and only includes those assets set forth on the balance sheet attached to Amendment No. 2 to this Agreement as Exhibit A thereto and the business associated therewith,"

                  l) Section 7.3(D) is hereby amended to insert immediately at the end thereof the following:

                  (xiii) Investments by the Borrower or any of its Subsidiaries in ftd.com inc., including, without limitation, the loans described in clause (iv) of Section 7.2(J), which, in the aggregate, do not exceed $15,000,000.

                  m) Section 7.3(E) is hereby amended to delete therefrom the amount "$1,000,000" and substitute therefor the amount "$2,000,000".
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                  n) Section 7.3(F)(viii) is hereby amended to delete therefrom the phrase "any Subsidiary of the Borrower" and to substitute therefor "any Subsidiary of the Borrower, including ftd.com inc.,".

                  o) The fourth sentence of Section 7.3(G) is hereby amended and restated as follows:

                  "The Borrower shall not create, capitalize, acquire or own any Subsidiary after the date hereof, other than ftd.com inc., unless such Subsidiary executes a guaranty and security agreement satisfactory in form and substance to the Agent."

                  p) Schedules 6.8 and 6.16 to the Credit Agreement are hereby deleted therefrom and the attached Schedules 6.8 and 6.16 are substituted therefor.

                  2. Conditions Precedent. This Amendment shall become effective as of the date above written, if, and only if, the Agent has received (i) duly executed originals of this Amendment from the Borrower, the Required Lenders and the Agent and (ii) amendment fees paid to it in immediately available funds for the account of each Required Lender that executes this Amendment equal to 0.05% of each such Required Lender's Commitment; provided, however, that the effectiveness of this Amendment shall terminate ninety (90) days from the date hereof if the Agent has not received (x) articles of incorporation and a good standing certificate for ftd.com inc. certified by the Secretary of State of Delaware by June 1, 1999 and (y) a copy of the Amended and Restated Pledge Agreement attached hereto as Exhibit B executed by the Borrower pursuant to which the Borrower shall have pledged 100% of its interests in ftd.com inc. to the Agent and delivered to the Agent its ftd.com inc. stock certificates and related stock powers.

                  3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

                  (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

                  (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all representations and warranties made in the Credit Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                  4. Reference to and Effect on the Credit Agreement.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder,"

"hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) The Credit Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

                  6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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


                  IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

----------------------------------------------------------- --------------------------------------------------------
FLORISTS' TRANSWORLD DELIVERY, INC.                         FTD CORPORATION

By: /s/ Francis C. Piccirillo                               By: /s/ Francis C. Piccirillo
   ----------------------------------                          -----------------------------------
Name: Francis C. Piccirillo                                 Name: Francis C. Piccirillo
Title: Chief Financial Officer                              Title: Treasurer
----------------------------------------------------------- --------------------------------------------------------
THE FIRST NATIONAL BANK OF CHICAGO, individually and as     MICHIGAN NATIONAL BANK
Agent

By: /s/ Teresa A. Kalil                                     By: /s/ Annette Gordon
   ----------------------------------                          -----------------------------------
Name: Teresa A. Kalil                                       Name: Annette Gordon
Title: Vice President                                       Title: Commercial Relationship Manager
----------------------------------------------------------- --------------------------------------------------------
KEYBANK NATIONAL ASSOCIATION                                HARRIS TRUST AND SAVINGS BANK

By: /s/ Frank J. Jancar                                     By: /s/ Kirby M. Law
   ----------------------------------                          -----------------------------------
Name: Frank J. Jancar                                       Name: Kirby M. Law
Title: Vice President                                       Title: Vice President
----------------------------------------------------------- --------------------------------------------------------
MERCANTILE BANK NATIONAL ASSOCIATION                        HUNTINGTON NATIONAL BANK

By: /s/ Gerald S. Kirk                                      By: /s/ Mark F. Nelson
   ----------------------------------                          -----------------------------------
Name: Gerald S. Kirk                                        Name: Mark F. Nelson
Title: Assistant Vice President                             Title: Vice President
----------------------------------------------------------- --------------------------------------------------------

                                    EXHIBIT A

                                  Balance Sheet

                                   (Attached)

                                    EXHIBIT B

                      Amended and Restated Pledge Agreement

                                   (Attached)